1 Q3 2022 COMPANY OVERVIEW November 2, 2022

DISCLAIMER Non-GAAP Financial Measures This presentation may also contain non-GAAP financial information. SiriusPoint’s management uses this information in its internal analysis of results and believes that this information may be informative to investors in gauging the quality of SiriusPoint’s financial performance, identifying trends in our results and providing meaningful period-to-period comparisons. Core underwriting income, Core net services income, Core income, and Core combined ratio are non-GAAP financial measures. Management believes it is important to review Core results as it better reflects how management views the business and reflects the Company’s decision to exit the runoff business. Basic book value per share, tangible basic book value per share, diluted book value per share and tangible diluted book value per share are also non-GAAP financial measures. SiriusPoint’s management believes that long-term growth in book value per share is an important measure of the Company’s financial performance because it allows management and investors to track over time the value created by the retention of earnings. In addition, SiriusPoint’s management believes this metric is useful to investors because it provides a basis for comparison with other companies in the industry that also report a similar measure. Reconciliations of such measures to the most comparable GAAP figures are included in the attached financial information in accordance with Regulation G. 2 Forward- Looking Statements We make statements in this report that are forward-looking statements within the meaning of theU.S. federal securities laws. We intend these forward- looking statements to be covered by the safe harbor provisions for forward-looking statements in the U.S. Federal securities laws. These statements involve risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements made on behalf of SiriusPoint. These risks and uncertainties include the anticipated effects of restructuring our underwriting platform, our ability to attract and retain key senior management; a downgrade or withdrawal of our financial ratings; our ability to execute on our strategic transformation, including changing the mix of business between insurance and reinsurance; the impact of the novel coronavirus (“COVID-19”) pandemic or other unpredictable catastrophic events including uncertainties with respect to current and future COVID-19 losses across many classes of insurance business and the amount of insurance losses that may ultimately be ceded to the reinsurance market, supply chain issues, labor shortages and related increased costs, changing interest rates, equity market volatility and ongoing business and financial market impacts of COVID-19; the costs, expenses and difficulties of the integration of the operations of Sirius International Insurance Group, Ltd. (“Sirius Group”); fluctuations in our results of operations; inadequacy of loss and loss adjustment expense reserves, the lack of availability of capital, and periods characterized by excess underwriting capacity and unfavorable premium rates; the performance of financial markets, impact of inflation, and foreign currency fluctuations; legal restrictions on certain of SiriusPoint’s insurance and reinsurance subsidiaries’ ability to pay dividends and other distributions to SiriusPoint; our ability to compete successfully in the (re)insurance market and the effect of consolidation in the (re)insurance industry; technology breaches or failures, including those resulting from a malicious cyber-attack on us, our business partners or service providers; the effects of global climate change, including increased severity and frequency of weather-related natural disasters and catastrophes and increased coastal flooding in many geographic areas; our ability to retain highly skilled employees and the effects of potential labor disruptions due to COVID-19 or otherwise; the outcome of legal and regulatory proceedings, regulatory constraints on our business, including legal restrictions on certain of our insurance and reinsurance subsidiaries’ ability to pay dividends and other distri butions to us, and losses from unfavorable outcomes from litigation and other legal proceedings; reduced returns or losses in SiriusPoint’s investment portfolio; our concentrated exposure in funds and accounts managed by Third Point LLC, our lack of control over Third Point LLC, our limited ability to withdraw our capital accounts and conflicts of interest among various members of Third Point Advisors LLC, TP Enhanced Fund, Third Point LLC and us; our potential exposure to U.S. federal income and withholding taxes and our significant deferred tax assets, which could become devalued if we do not generate future taxable income or applicable corporate tax rates are reduced; future strategic transactions such as acquisitions, dispositions, investments, mergers or joint ventures and other risks and factors listed in the Company's most recent Annual Report on Form 10-K and subsequent periodic and current disclosures filed with the Securities and Exchange Commission. Except as required by applicable law or regulation, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, or new information, data or methods, future events or other circumstances after the date of this report.

CONTENTS 3 4-6 OVERVIEW OF SIRIUSPOINT: KEY HIGHLIGHTS GLOBAL INSURER & REINSURER 8-9 BUSINESS SEGMENTS 7 EXECUTIVE LEADERSHIP TEAM 10 - 11 INSURANCE & SERVICES 13 INVESTMENT PORTFOLIO 14 APPENDIX: 12 REINSURANCE 15 SIRIUSPOINT LTD. ISSUED CAPITAL INSTRUMENTS

4 Financial Strength Ratings: $2.9 Billion $6.5 Billion $3.4 Billion 1945 A- 38/62% >30 98.5% Note: Information is accurate as of September 30, 2022 unless otherwise indicated. (1) Total GAAP capital includes common and preferred equity, and debt; (2) Including restricted cash (3) For the 12 months ended September 30, 2022 (4) Gross Premiums Written split for the 3rd quarter 2022 A- AM Best NYSE LISTING: SPNT SiriusPoint Ltd. is a global insurer and reinsurer. Bermuda-headquartered with offices around the world, we are listed on the New York Stock Exchange. Incubations & PartnershipsSplit of GPW between Reinsurance and Insurance & Services4 Total GAAP capital 1 Total investments & cash 2 Gross premiums written 3 OVERVIEW OF SIRIUSPOINT: KEY HIGHLIGHTS A- S&P A- Fitch Lloyd's Syndicate Combined ratio for the nine months ended Q3 2022 Financial Strength Ratings from AM Best, S&P and Fitch

SIRIUSPOINT: A GLOBAL INSURER AND REINSURER 5 ▪ With $2.9 billion total capital, we are a fast-moving, responsive partner that combines best-in-class underwriting and risk management with pioneering ideas ▪ We write a global portfolio of Accident & Health (A&H), Specialty, and Property & Casualty across our insurance and reinsurance franchise ▪ Our offering and distribution capabilities are strengthened by a portfolio of strategic partnerships with Managing General Agents and technology-driven insurance services companies to access specialty insurance business. ▪ We maintain a strong pipeline of strategic partnership opportunities globally to grow our Insurance & Services segment ▪ Our focus is on underwriting insurance and reinsurance profitably and with discipline, and managing risk and volatility ▪ We have: ▪ Admitted and E&S licenses in the US ▪ Lloyd’s Syndicate 1945 and London Company Market paper ▪ Bermuda Class 4 entity

EXECUTIVE LEADERSHIP TEAM 6 Our management team brings diversity of thought and experience to our business. As of September 2022

BUSINESS SEGMENTS ▪ We have organized our financial reporting segments to align with how we manage the business, assess performance and allocate resources ▪ SiriusPoint reports on two operating segments effective as of the fourth quarter of 2021 - Insurance & Services and Reinsurance ▪ Previously, we managed our business in four reportable segments: Specialty, A&H, Property, and Runoff & Other ▪ This change better reflects the management structure of SiriusPoint, provides greater transparency into the growing contribution from our MGAs and other strategic partnerships, and reflects our exit from the runoff business Insurance & Services - Primarily insurance business consisting of A&H, Workers' Compensation, Directors & Officers (D&O), Employment Practices Liability Insurance (EPLI), and Environmental. In addition, Insurance & Services offers a comprehensive set of services for MGAs, including fronting services, risk capital, equity and debt financing, and expertise in underwriting, pricing, product development, focused on the future disruptors of the (re)insurance industry Reinsurance - Variety of reinsurance products 7

Insurance & Services Accident & Health A&H coverage, and our MGA units which include ArmadaCorp and International Medical Group (IMG) Environmental Environmental Insurance book in the U.S. Workers' Compensation U.S. state-mandated Workers' Compensation Insurance coverage Other Property and Casualty lines, including but not limited to Property, General Liability, Excess Liability, Commercial Auto, Professional Liability, D&O, Cyber and other Specialty classes Reinsurance Aviation & Space Aviation operations and satellite insurance Casualty Cross section of all Casualty lines including General Liability, Umbrella, Auto, Workers' Compensation, Professional Liability and others Credit & Bond Short-term Commercial Credit and Bond Reinsurance Marine & Energy Marine Reinsurance and yacht insurance Mortgage Mortgage Reinsurance & Retrocession Property Property Catastrophe Excess Reinsurance, Agriculture Reinsurance and Property Risk and Pro-Rata on a worldwide basis BUSINESS SEGMENTS 8

Grow P&C through incubations and strategic partnerships with MGAs and insurance services companies ▪ SiriusPoint forms strategic partnerships with specialized underwriting focused MGAs and innovative, fast-growing, insurance services companies that address consumer insurance needs with creative solutions ▪ Our global licenses, strong balance sheet, nimble operating structure, and minimal channel conflicts, enable us to be the partner of choice for MGAs ▪ Our approach involves structuring multi-year partnerships that may include taking an investment stake to share in our partners’ success, and offering the use of paper, risk capital, balance sheet capacity, product expertise, actuarial support and MGA operations support. We also offer expertise in underwriting, pricing and product development. ▪ We manage risk through rigorous program oversight and structured downside protections INSURANCE & SERVICES Within our Insurance & Services segment, we offer innovative insurance solutions for our global clients, and a comprehensive set of services to our MGA and insurance service provider partners. Our priorities in our Insurance & Services segment are to: Grow capital light, well-positioned A&H segment ▪ Our A&H segment has delivered steady performance over the years ▪ We intend to GROW in our wholly owned MGAs, IMG and Armada, which operate in attractive market segments of travel and health respectively, and which have strong secular tailwinds ▪ We expect to continue to grow organically in Employer Stop-Loss and Life Re Insurance & Services revenues allow us to diversify from our traditional reinsurance business and access niche, often underserved markets. In addition, service fees from MGAs are generally not as prone to the volatile underwriting cycle that is common in reinsurance marketplace. 9

The services we offer our MGA partners includes: INSURANCE & SERVICES - PARTNERSHIPS Insurance & Services includes a diverse portfolio of MGAs that we support through a comprehensive set of services ▪ Insurance paper ▪ Risk capital ▪ Equity investments ▪ Expertise in underwriting, product development, pricing, capital raise, etc. ▪ Extensive due diligence ▪ Proven management team ▪ Alignment of strategic direction ▪ Alignment of risk ▪ Ongoing collaboration and underwriting oversight Our partnership process includes: SiriusPoint partnerships and incubations include: 10

▪ SiriusPoint is a global reinsurer. We offer reinsurance through our international branch offices, our Lloyd's Syndicate and our platforms in the U.S. and Bermuda ▪ We access profitable business by leveraging our relationships with local and international insurers and brokers ▪ Following actions taken as a result of an extensive underwriting review, SiriusPoint expects to: ▪ Have a reduced catastrophe volatility profile ▪ Grow casualty and specialty lines, with continued risk focus on property ▪ Continue to shift our mix of business to be less focused on reinsurance and more heavily weighted towards insurance ▪ We aim to be to be a material provider of reinsurance with key franchises outside of property in A&H, niche US casualty program business, structured reinsurance, aviation, credit, and bond ▪ We have a reduced focus on property catastrophe business, but continue to serve clients and underwrite North American property catastrophe business from Bermuda and international property catastrophe business from Stockholm. We write U.S. structured property pro-rata, predominantly low-cat from New York. ▪ Our ongoing focus is on allocating our capital to profitable underwriting opportunities while being a partner of choice for clients and brokers REINSURANCE 11 With our opportunistic approach, we maintain the flexibility to shift our strategy to reinsurance renewals annually based on market conditions and risk appetite.

SIRIUSPOINT INVESTMENT PORTFOLIO Note (1) Fixed Income and Cash & Cash Equivalent includes debt securities and unrestricted cash and cash equivalents . (2) Collateral Assets includes restricted securities and restricted cash and cash equivalents. (3) Risk Assets include funds managed by Third Point LLC, Strategic Investments and Sirius Group Legacy Alternatives. • Investment strategy to achieve long-term total return with prudent risk management • Repositioned investment portfolio to reduce market volatility; reallocated a total of $854 million from Third Point Enhanced Fund between Q4 2021 and Q3 2022 into cash and fixed income • Investment portfolio is heavily weighted towards traditional fixed income, cash, and cash equivalents to support policyholder liabilities with regulatory and collateral requirements • Partnership with Third Point LLC on tailored strategies developed for our risk and capital considerations • Incubation of and partnership with MGA and insurance services companies 12 Fixed Income and Cash & Cash Equivalents 1 Collateral Assets 2 Risk Assets 3 Portfolio Mix Q3 2021 Portfolio Mix Q3 2022 34%

PRESENTATION TITLE OES HERE 13 APPENDIX For information purposes only

For information purposes only SiriusPoint Ltd. Capital Instruments As of September 30, 2022 14 Instrument Number Outstanding (millio ns) Face Amount ($millions) Maturity Rating Listing 3Q22 Change ($millions) FV @ 30 Sep 2022 ($millions) Basic common shares 1601 N/A N/A - NYSE - t icker SPNT 0.0 N/A Contingent value rights 5 N/A 2/26/2023 - OTCQX - t icker SSPCF 1.5 41.5 Merger Warrants 21 N/A 2/26/2026 - Pink Sheet - t icker SSPFF -2.8 6.9 Preference shares - Series A 12 N/A 2/26/2024 - - -0.6 0.4 Preference shares - Series B 8 $200 Perpetual NC5 BB+ (S&P, Fitch) NYSE - t icker SPNT PB 0.0 N/A SEK-denominated sub debt - SEK 2,750 9/22/2047 BB+ (S&P, Fitch) Irish Stock Exchange 0.0 N/A 2016 senior debt - $400 11/1/2026 BBB (S&P), Bermuda Stock Exchange 0.0 N/A BBB- (Fitch) 2015 senior debt - $115 2/13/2025 BBB- (AMB) OTCQX - SPNT/25 0.0 N/A Sirius public warrants 6 N/A 10/27/2023 - - 0.0 0.0 Sirius private warrants 4 N/A 11/5/2023 - - 0.0 0.0 Total -1.9 48.9

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